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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                        --------------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT: MARCH 28, 2003
                        (Date of earliest event reported)


                        --------------------------------

                         SUMMIT BROKERAGE SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------


            FLORIDA                        0-29337               59-3202578
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                              Identification No.)


                                 25 FIFTH AVENUE
                           INDIALANTIC, FLORIDA 32902
               (Address of principal executive offices, zip code)


                                 (321) 724-2303
              (Registrant's telephone number, including area code)



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ITEM 9.   REGULATION FD DISCLOSURE

         On March 28,2003, the Registrant issued the press release attached hereto as Exhibit 99.1.


ITEM 7.  EXHIBITS.

EXHIBIT NO.                ITEM

99.1                       Press Release dated March 28, 2003.



                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SUMMIT BROKERAGE SERVICES, INC.


Date: March 28, 2003                /s/ Marshall T. Leeds
                                    -------------------------------------------
                                    Marshall T. Leeds
                                    Chairman and Chief Executive Officer








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